Exhibit 99.1

PacTrust Bank Announces Key Additions to its Residential Lending Division

Company Release - 02/15/2013 08:15

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Announces hiring of new President, Chief Production Officer, Controller, General Counsel, and Regional Vice President to complement existing leadership team at Mission Hills Mortgage

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Adds proven mortgage banking teams to launch several new Mission Hills Mortgage locations in PacTrust Bank branches and other locations throughout California

IRVINE, Calif.--(BUSINESS WIRE)-- First PacTrust Bancorp, Inc. (NASDAQ: BANC) (“First PacTrust"), the multi-bank holding company for Pacific Trust Bank (“PacTrust Bank”) and Beach Business Bank, today provided an update concerning certain key management additions to its Mission Hills Mortgage residential lending division. These additions are the most recent of the enhancements that PacTrust Bank has implemented since acquiring Mission Hills Mortgage as a part of the Gateway Business Bank transaction, and reflect PacTrust Bank’s ongoing efforts to build a robust, prudent and profitable residential lending platform staffed with the industry’s “best-in-class” professionals. PacTrust Bank’s Residential Lending Division now includes:

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Ted Ray has joined the Residential Lending Division as its President will manage and oversee Mission Hills Mortgage. Mr. Ray has more than 15 years of experience in the mortgage banking industry and was most recently Executive Vice President at Pacific Mercantile Bank where he oversaw the residential lending division, including its retail, wholesale and consumer direct channels.

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Rick Cossano has joined the Residential Lending Division as its Chief Production Officer will manage and oversee all loan production channels of Mission Hills Mortgage. Mr. Cossano is a mortgage banking professional with more than 30 years of experience that has included overseeing production for mortgage banking companies such as JP Morgan Chase, Wells Fargo, Countrywide Home Loans, and RPM Mortgage.

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Kari Hallowell has joined the Residential Lending Division as its Controller. Prior to joining PacTrust Bank, Ms. Hallowell was a Senior Vice President at Kinecta Federal Credit Union and Corporate Controller for Citi Residential Lending.

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John Madden has joined First PacTrust Bancorp as its Senior Vice President and Associate General Counsel will serve as Division General Counsel to the Residential Lending Division. Prior to joining PacTrust Bank, Mr. Madden served as Executive Vice President and General Counsel of Pacific Mercantile Bank. Mr. Madden has more than 20 years of experience representing financial institutions and residential mortgage lenders and servicers in regulatory and compliance matters.

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Ed Vaccaro has joined the Residential Lending Division as its Regional Vice President will oversee portions of Northern California, Oregon, Washington, and Northern Nevada for Mission Hills Mortgage. Prior to joining PacTrust Bank, Mr. Vaccaro served as a Regional Manager at Stearns Lending, IndyMac, Chase Home Loans, and Bank of America, amongst others.

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Rachel To has joined the Residential Lending Division as its Wholesale Channel Manager. Prior to joining PacTrust Bank, Ms. To served in the same capacity at Pacific Mercantile Bank and brings 22 years of wholesale mortgage experience.

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Jeff Seabold, who has been overseeing these initiatives in his advisory capacity as the Managing Director of Residential Lending, stated “These latest additions to our Residential Lending Division leadership team complement First PacTrust’s other activities to build, on an enterprise-wide basis, the resources, systems and management expertise needed to achieve PacTrust Bank’s strategic initiatives relating to residential lending. We continue to achieve the goals set by management and the Board of Directors to build a robust and compliant platform well suited to support prudent and profitable growth.”

Additionally, PacTrust Bank has hired several proven mortgage professionals who will be located in existing PacTrust Bank retail branches and loan production offices throughout California:

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Art Sanchez and his team from Elite Financial will operate out of the Tustin branch.

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Jenjer Wind and her team from Pacific Mercantile Bank will operate out of the La Jolla branch.

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Joseph Sanchez and his team from Stearns Lending have recently launched the new Salinas loan production office.

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Alex Bardales from Pacific Mercantile Bank will operate out of the Lakewood branch.

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Lisa Santos, Thomas Yoon, Parnaz Mehdizazeh, and Tan Karim have joined the corporate office in Irvine.

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Additionally, PacTrust Bank expects to open new loan production offices in Oakland, Long Beach, Napa, Woodland Hills, Sherman Oaks and Westminster. PacTrust Bank has identified and hired the following experienced mortgage bankers for each of these locations: Leonard Smith (previously at Stearns Lending), Jack Senske (previously at Pacific Mercantile Bank), Martin Yataco (previously at Stearns Lending), Miguel Montelong (previously at Wells Fargo), Nima Fariman (previously at Guaranteed Home Loans) and Joseph Lam (previously at Bay Equity), respectively.

Robert Franko, Chief Executive Officer of PacTrust Bank and President of First PacTrust, stated: “Over the past several months our leadership team has worked to enhance our Residential Lending Division and prepare it for prudent, long-term growth. This process has included the use of experienced consultants and outside advisors, the addition of several exceptional senior executives to our team, a thorough review of each of our policies and procedures including compliance, risk, compensation and operations, and the implementation of a new, enhanced technology platform, all of which enable us to attract and retain the highest caliber production teams on the West Coast. Our quick success identifying and strategically hiring top performing groups in the region validates the strength of our team, our platform and our plan. These significant additions will help us meet the residential lending needs of our depositors and the communities we serve.”

As previously announced, CS Financial currently serves as an advisor to PacTrust Bank relating to its Residential Lending Division. The Committees of Independent Disinterested Directors for each of First PacTrust and PacTrust Bank continue to oversee the relationship with CS Financial, including the provision of strategic planning, recruiting, marketing and other services to PacTrust Bank under the arrangement.

Tim Chrisman, Chairman of the Committee of Independent Disinterested Directors, stated “We are pleased by the results PacTrust Bank has achieved and the contributions made by CS Financial and Jeff Seabold to that success. CS Financial continues to provide PacTrust Bank with substantial services, including the advice and expertise of several of its executives. Paul Lyons has led CS Financial’s operational review at Mission Hills Mortgage, including overseeing the implementation of our new mortgage technology platform. Neal Mendelsohn has led a brand and marketing review, including the development of the Mission Hills Mortgage’s marketing strategy. The Committees continue to closely monitor the benefits to PacTrust Bank under the arrangement with CS Financial and we remain on track to accomplish the objectives envisioned under the consulting arrangement within the six month timeframe contemplated.”

Mission Hills Mortgage was founded in 1969 and includes 419 mortgage banking professionals working out of 25 locations throughout California, Oregon, Washington and Arizona. In 2012, Mission Hills Mortgage closed approximately 5,500 loans totaling approximately $1.2 billion.

About First PacTrust Bancorp

Based in Irvine, CA, First PacTrust Bancorp, Inc. is the $1.6 billion multi-bank holding company of Pacific Trust Bank and Beach Business Bank, which together operate banking offices in Los Angeles, Orange, San Diego and Riverside counties, and loan production offices in California, Arizona, Oregon and Washington.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by First PacTrust with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements and First PacTrust undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

INVESTOR RELATIONS INQUIRIES:

First PacTrust Bancorp, Inc.

Richard Herrin, 949-236-5300

Or

MEDIA INQUIRIES:

Sitrick And Company

Thomas S. Mulligan, 212-573-6100

Source: First PacTrust Bancorp, Inc.